CREDIT SUISSE INTERNATIONAL

One Cabot Square,

    Telephone 020 7888 8888

London E14 4QJ

 www.credit-suisse.com

Facsimile Cover Sheet

To:

U.S. Bank National Association, not in its individual or corporate capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3

Attention:

Heakyung Chung, CSIN Marketer

Fax number:

To be hand delivered by Heakyung Chung

Date:

30 October 2006

Pages (including cover page):

6

Our Reference No: External ID:  53159476N3  / Risk ID: 447574850

Credit Suisse International has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com	For Equity Derivatives: Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119 Facsimile number: (212) 325-8173
For Credit Derivatives: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

Registered Office as above

Registered with unlimited liability in England under No. 2500199

Authorised and Regulated by the Financial Services Authority

VAT No: GB 447 0737 41

30 October 2006

U.S. Bank National Association, not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3

External ID: 53159476N3

______________________________________________________________________________

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means U.S. Bank National Association, not in its individual or corporate capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3.

1.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 October 2006 as amended and supplemented from time to time (the "Agreement"), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Transaction Type:

Rate Cap Transaction

Notional Amount:

USD 92,625,216 subject to amortization as set out in the Additional Terms

Trade Date:

19 October 2006

Effective Date:

30 October 2006

Termination Date:

25 May 2009, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Amount:

USD 186,350

Fixed Rate Payer

Payment Date:

30 October 2006

Floating Amounts:

Floating Amount

Payer:

CSIN

Floating Rate

Payer Period End Dates:

The 25th of each month, commencing on 25 December 2006, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

One Business Day prior to each Floating Rate Payer Period End Date

Cap Strike Rate:

See Additional Terms

Initial Calculation Period:

From and including 27 November 2006 up to but excluding the Floating Rate Payer Period End Date scheduled to occur on 25 December 2006.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 month

Spread:

None

Floating Rate

Day Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Calculation Agent:

CSIN

3.

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

Wells Fargo Bank, N.A.,

San Francisco, CA

ABA: 121-000-248

Account Number: 3970771416

Account Name: Corporate Trust Clearing

FFC: 50957301, CSAB 2006-3 Class A1B1 Interest Rate Cap Account

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Calculation Period up to but excluding the Period End Date scheduled to occur on:
	Notional Amount (USD):	Cap Strike Rate:
25-December-2006	92,625,216	7.242%
25-January-2007	89,904,072	7.007%
25-February-2007	86,994,779	7.007%
25-March-2007	83,902,638	7.766%
25-April-2007	80,635,547	7.008%
25-May-2007	77,200,248	7.244%
25-June-2007	73,604,218	7.008%
25-July-2007	69,867,079	7.244%
25-August-2007	66,096,686	7.009%
25-September-2007	62,366,968	7.009%
25-October-2007	58,699,753	7.245%
25-November-2007	55,095,390	7.009%
25-December-2007	51,552,780	7.245%
25-January-2008	48,070,844	7.009%
25-February-2008	44,648,520	7.009%
25-March-2008	41,284,766	7.498%
25-April-2008	37,978,556	7.010%
25-May-2008	34,728,884	7.246%
25-June-2008	31,534,759	7.010%
25-July-2008	28,395,209	7.246%
25-August-2008	25,401,627	7.010%
25-September-2008	22,490,643	7.010%
25-October-2008	19,630,634	7.247%
25-November-2008	16,820,712	7.011%
25-December-2008	14,060,006	7.247%
25-January-2009	11,347,663	7.011%
25-February-2009	8,682,839	7.011%
25-March-2009	6,064,710	7.770%
25-April-2009	3,492,463	7.011%
25-May-2009	965,301	7.248%

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

 Yours faithfully,

Credit Suisse International

 By:_/s/ Vittorio Scialoja___________________

Name: Vittorio Scialoja

Title: Authorized Signatory

Confirmed as of the date first written above:

U.S. Bank National Association, not in its individual or corporate capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Trust created under the Pooling and Servicing Agreement in respect of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3

By:__/s/ Charles F. Pedersen_______________________

Name: Charles F. Pedersen

Title:  Vice President

Acknowledged and agreed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual or corporate capacity, but solely as trust administrator on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3

By:__/s/ Amy Doyle______________________________

Name: Amy Doyle

Title:  Vice President

Our Reference No: External ID: 53159476N3  / Risk ID: 447574850